UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 27, 2023

ADAMANT DRI PROCESSING and MINERALS GROUP

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49729	61-1745150
State of Incorporation	Commission File Number	IRS Employer I.D. Number

99 East State Street, # 202, Eagle, Idaho 83616

(Address of Principal Executive Offices)

Registrant’s telephone number: (310) 220-4280

(former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant

On June 27, 2023, Nicholas A. Parks completed the acquisition of 11,866,563 shares of the common stock of Adamant DRI Processing and Minerals Group (the “Company”) from Global Strategies, Inc. The 11,866,563 shares represent approximately 73% of the outstanding shares of the Company as of the date hereof.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment orf Principal Officers.

Resignation of Dr. Larry Eastland

On June 27, 2023, Dr. Larry Eastland submitted his resignation as President, Secretary and Treasurer of the Company.

Appointment of Nicholas A. Parks

Effective June 27, 2023, the Board of Directors of the Company appointed Mr. Nicholas A. Parks, controlling shareholder, as the Company’s President, Treasurer, and Secretary and to the Board of Directors.

Mr. Parks, age 44, has served as the Managing Member of Parks Amusements since September 2014 and the CEO and Chairman of The Pinball Company since August 2006. Parks Amusements operates Level Up Entertainment (www.levelupthefun.com), a family entertainment center, and Lakeside Ashland (www.lakesideashland.com), an amphitheater and event venue. Both businesses are currently operating in Columbia, Missouri. The Pinball Company, with offices in St. Louis and Columbia, Missouri, is a leading online retailer of pinball machines, arcades, and other game room products. Mr . Parks graduated from the University of Missouri - Columbia in 2002 (B.S. Business Administration), and obtained his MBA from the same university in 2005.

The Company has not yet entered into an employment agreement with Mr. Parks.

There are no family relationships between Mr. Parks and any director or executive officer of the Company, and Mr. Parks is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Parks and any other persons pursuant to which Mr. Parks was appointed as the Company’s sole officer. Mr. Parks was a control person of OTCMarkets listed Parks! America Inc. (PRKA) between December 2014 and July 2015 and between April 2017 and September 2019.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2023

ADAMANT DRI PROCESSING and MINERALS GROUP

By:	/s/ Nicholas A. Parks
Nicholas A. Parks, President and Director